UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2018

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 16, 2018, PBF Logistics LP (the “Partnership” or “Purchaser”), entered into a definitive Purchase Agreement (the “Purchase Agreement”) with Crown Point International LLC formerly known as Axeon Specialty Products LLC (“Seller”) and, for limited purposes, its wholly-owned subsidiary, CPI Operations LLC (“CPI Operations”), to purchase CPI Operations, whose assets include a storage facility and other idled assets located on the Delaware River near Paulsboro, New Jersey (the “East Coast Storage Assets”). The East Coast Storage Assets include a storage facility with approximately four million barrels of multi-use storage capacity (of which over 50 percent is heated storage), an Aframax-capable marine facility, a rail facility, a truck terminal, equipment, contracts and other assets.

The acquisition contemplated by the Purchase Agreement closed on October 1, 2018.

The total consideration for the acquisition of CPI Operations (the “East Coast Storage Assets Acquisition”) is $107.0 million, which is comprised of an initial payment at closing of $75.0 million with the balance payable one year after closing. The purchase price is also subject to other customary purchase price adjustments and there is an annual earn-out for a three-year period based on operating profit as defined in the Purchase Agreement.

The transaction was financed through a combination of cash on hand and borrowings under the Partnership's senior secured revolving credit facility.

The Purchase Agreement is incorporated by reference as Exhibit 2.1 hereto.

Item 7.01	Regulation FD Disclosure

On October 1, 2018, the Partnership issued a press release announcing the closing of the East Coast Storage Acquisition. The press release related to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

Statements contained in the exhibit to this report reflecting PBFX’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, without limitation, PBFX’s post-acquisition plans, objectives, expectations and intentions with respect to future earnings and operations. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond PBFX’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.  Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in PBFX’s filings with the U.S. Securities and Exchange Commission.  All forward-looking statements speak only as of the date on which they were made. PBFX undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired
The Partnership will file by amendment to this Current Report the financial statements required by this Item no later than 71 days after the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information

The Partnership will file by amendment to this Current Report the pro forma financial information required by this Item no later than 71 days after the date on which this Current Report is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1
Purchase and Sale Agreement dated July 16, 2018 by and among Crown Point International LLC, as Seller, PBF Logistics LP, as Purchaser and, CPI Operations LLC, for the limited purposes set forth therein (incorporated by reference herein to Exhibit 2.1 to the Partnership's Current Report on Form 8-K (File No. 001-36446) filed on July 20, 2018).

99.1	Press release dated October 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
		By:	PBF Logistics GP LLC, its general partner

Date:	October 5, 2018		By:	/s/ Trecia Canty
Trecia Canty Authorized Officer